MEMBERS LIFE INSURANCE COMPANY

MEMBERS® HORIZON VARIABLE ANNUITY

SUPPLEMENT DATED JANUARY 1, 2021 TO

MEMBERS® HORIZON VARIABLE ANNUITY

PROSPECTUS DATED MAY 1, 2020

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

On page 3 of the cover of the prospectus, after the sixth sentence of the first paragraph the following sentence is added:

Beginning January 1 2021, B Series Contracts are no longer available for purchase. For Owners who purchased B Series Contracts before January 1, 2021, your rights and obligations under your B Series Contract remain unchanged.

On page 5 of the prospectus, the following sentence is added at the end of the first paragraph under the heading “Contract Series”:

Beginning January 1, 2021, B Series Contracts are no longer available for purchase. For Owners who purchased B Series Contracts before January 1, 2021, your rights and obligations under your B Series Contract remain unchanged.